AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 9, 2002
                                                      REGISTRATION NO. 333-81745
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ---------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                         TRIANGLE PHARMACEUTICALS, INC.
             (Exact name of Registrant as Specified in Its Charter)

                Delaware                               56-1930728
    (State or Other Jurisdiction of                 (I.R.S. Employer
     Incorporation or Organization)                Identification No.)

                                   ----------

                               4 University Place,
                             4611 University Drive,
                          Durham, North Carolina, 27707
                                 (919) 493-5980
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                   ----------

                                 Chris A. Rallis
                      President and Chief Operating Officer
                         TRIANGLE PHARMACEUTICALS, INC.
                               4 University Place,
                             4611 University Drive,
                          Durham, North Carolina 27707
                                 (919) 493-5980
    (Name, Address, Including Zip Code, and Telephone Number, Including Area
                           Code, of Agent for Service)

                                   ----------

                                    COPY TO:
                              Rachel Mandell, Esq.
                            Senior Corporate Counsel
                         TRIANGLE PHARMACEUTICALS, INC.
                               4 University Place
                              4611 University Drive
                          Durham, North Carolina 27707
                                 (919) 493-5980

                                   ----------

                            DEREGISTRATION OF SHARES

      Triangle Pharmaceuticals is filing this post effective amendment to deregister, as of the date hereof, 1,700,000 shares of Triangle Pharmaceuticals' common stock remaining unsold at the conclusion of the offering described in the registration statement on Form S-3 (Reg. No. 333-81745). The shares were being offered by selling stockholders of Triangle Pharmaceuticals.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Durham, State of North Carolina, on the 9th day of May, 2002.



                                     TRIANGLE PHARMACEUTICALS, INC.

                                     By: /s/ Chris A. Rallis
                                         ---------------------------------------
                                         Chris A. Rallis
                                         President and Chief Operating Officer


      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


               Signature                                        Title
               ---------                                        -----

/s/ Chris A. Rallis                        Director, President and Chief Operating Officer      May 9, 2002
---------------------------------------             (Principal Executive Officer)
            Chris A. Rallis

/s/ Robert F. Amundsen, Jr.                 Executive Vice President and Chief Financial        May 9, 2002
---------------------------------------      Officer (Principal Financial and Accounting
        Robert F. Amundsen, Jr.                               Officer)

/s/ Anthony B. Evnin                                          Director                          May 9, 2002
---------------------------------------
           Anthony B. Evnin

/s/ Standish M. Fleming                                       Director                          May 9, 2002
---------------------------------------
          Standish M. Fleming

/s/ Dennis B. Gillings                                        Director                          May 9, 2002
---------------------------------------
          Dennis B. Gillings

/s/ Henry G. Grabowski                                        Director                          May 9, 2002
---------------------------------------
          Henry G. Grabowski

/s/ Stewart J. Hen                                            Director                          May 9, 2002
---------------------------------------
            Stewart J. Hen

/s/ Jonathan S. Leff                                          Director                          May 9, 2002
---------------------------------------
           Jonathan S. Leff

/s/ George McFadden                                           Director                          May 9, 2002
---------------------------------------
            George McFadden

/s/ James L. Tyree                                            Director                          May 9, 2002
---------------------------------------
            James L. Tyree